UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2010

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

1-15991	58-2189551
Commission file number:	I.R.S. Employer Identification No:

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

(407) 318-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The Board of Directors of AirTran Holdings, Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Bylaws”) effective as of February 23, 2010. The amendments (i) revise the Company’s notice requirements for special meetings under Article Five, Section 5.4 and the quorum requirements in Section 5.8 to facilitate action under a CEO Emergency Succession Plan; and (ii) clarify committee quorum requirements under Section 5.12. As well, the Bylaws contain other stylistic changes to facilitate the readability thereof, but which have no substantive effect.

Item 9.01.	Financial Statements and Exhibits.

99.1	Bylaws of AirTran Holdings, Inc. as Amended and Restated on February 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AirTran Holdings, Inc. (Registrant)

Date: March 1, 2010	/s/ Richard P. Magurno
Senior Vice President
and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Bylaws of AirTran Holdings, Inc. as Amended and Restated on February 23, 2010.

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